INVESTOR PRESENTATION NYSE: CIM 2nd Quarter 2016

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2015, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub- servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 CHIMERA INVESTMENT CORPORATION We develop and manage a portfolio of leveraged mortgage investments to produce an attractive quarterly dividend for shareholders Business Description: Hybrid Mortgage REIT Inception: 2007 Total Capital: $3.0 Billion Total Portfolio: $17.2 Billion Overall Leverage Ratio: 4.7:1 ( 2.0:1 recourse leverage) Stock Price/Dividend Yield: $15.70 / 12.2% Chimera Announces Internalization of Management Structure * Aligns shareholder and management interests * Increase transparency * Full Transition Completed by December 31, 2015 * Committed to expense management Recent Corporate Developments As of June 30, 2016 Chimera Completes Repurchase $250 Million Common Stock * Discount to book value * Accretive to earnings * Board of directors increases share repurchase authorization by $100 Million Chimera expects to pay $0.48 per quarter totaling $1.92 dividend for 2016 *2016 guidance excludes $0.50 special dividend paid 3/31/2016

Information is unaudited, estimated and subject to change. 3 PORTFOLIO COMPOSITION All data as of June 30, 2016 (1) Financing excludes unsettled trades. 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $2.4 $0.5 $2.5 $3.4 $8.0 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency MBS Portfolio Total Assets: 4.5 billion(1) Residential Mortgage Credit Portfolio Total Assets: 12.7 billion(1) 83% of CIM's equity capital is allocated to mortgage credit

Information is unaudited, estimated and subject to change. 4 Agency Securities – As of June 30, 2016 Repo Days to Maturity – As of June 30, 2016 All data as of June 30, 2016 (1) Coupon is a weighted average for Commercial and Agency IO (2) Notional Agency IO was $3.1 billion as of 6/30/2016 (3) Includes the interest incurred on interest rate swaps Security Type Coupon (1) Current Face Weighted Average Market Price Weighted Average CPR Agency Pass- through 3.50% $1,137,343 105.6 7.6 4.00% 1,356,996 107.4 14.5 4.50% 339,473 109.3 17 Commercial 3.5% 1,226,725 106.8 — Agency IO 0.9% N/M(2) 4.6 6.5 Total $4,060,537 Maturity PrincipalBalance Weighted Average Rate Weighted Average Days Within 30 days $1,823,192 0.79% 30 to 59 days 287,077 0.81% 60 to 89 days 921,941 0.77% 90 to 360 days 361,042 0.97% Over 360 days — — Total $3,393,252 0.80% 41 Days AGENCY MBS PORTFOLIO AND FUNDING The majority of Chimera's Agency Portfolio consists of highly liquid pass-through securities Gross Asset Yield: 2.4% Financing Cost(3): 1.4% Net Interest Spread: 1.0% Net Interest Margin: 1.1% Agency Portfolio Yields and Spreads

Information is unaudited, estimated and subject to change. 5 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,688,441 $ 4,596,520 $ 4,481,503 $ 4,360,999 $ 4,233,588 Percentage Change 4.6% 2.6% - (2.7)% (5.5)% Swap Market Value (114,553) (61,292) - 60,266 120,069 Percentage Change (2.6)% (1.4)% - 1.3% 2.7 % Futures Market Value (29,919) (17,485) - 17,050 33,685 Percentage Change (0.7)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 62,466 $ 36,240 - $ (43,188) $ (94,161) Percentage Change in Portfolio Value(1) 1.4% 0.8% - (1.0)% (2.1)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 2% 34% 54% 10% INTEREST RATE SENSITIVITY In the second quarter Chimera reduced the outstanding notional balance of its derivative instruments by $2.3 billion Total Notional Balance - Derivative Instruments June 30, 2016 March 31, 2016 Interest Rate Swaps 1,430,900 3,583,900 Swaptions 749,000 749,000 Futures 619,700 814,700 (1) Based on instantaneous moves in interest rates.

Information is unaudited, estimated and subject to change. 6 Non-Agency RMBS Consolidated RMBS Securitizations Securitized Loan Portfolio 12% 16% 73% RESIDENTIAL MORTGAGE CREDIT PORTFOLIO Chimera's residential credit portfolio provides a high net interest spread All data as of June 30, 2016 Gross Asset Yield: 8.1% Financing Cost(4): 3.6% Net Interest Spread: 4.5% Net Interest Margin: 4.9% Agency Portfolio Yields and Spreads(1)Credit Portfolio Composition

Information is unaudited, estimated and subject to change. 7 2016 Chimera Acquires $5.0 Billion Seasoned Loan Portfolio • Performing loans with 10 years of payment history • 3 securitizations with all senior securities placed • $ 763 million subordinate bonds created for portfolio 2014 Chimera Acquires $4.8 Billion Seasoned Loan Portfolio • Originated by American General • 7 Securitizations with embedded call options • 4 deals called and re-securitized • 3 original deals become callable over next 5 months 2009–2011 Chimera Creates and Retains $3.2 Billion High Yield Subordinate Bonds • $2.1 billion current remaining face value of subordinate bonds • Durable value over wide band of prepayment rates • Difficult to re-create in size and price UNIQUE MORTGAGE CREDIT PORTFOLIO Key transactions distinguish Chimera from other Mortgage REITs Re-Remic Subordinate Bond Portfolio Springleaf Seasoned Loan Portfolio Risk Retention Seasoned Loan Portfolio

Information is unaudited, estimated and subject to change. 8 RE-REMIC SUBORDINATE BOND PORTFOLIO Chimera created long, term-funding through securitization The Securitization Process $100mm Non-Agency Mortgage Bond $100mm Trust (Non-Agency RMBS Collateral) Deposit $60mm Senior A Note Sold to 3rd Party $40mm Subordinate B Note Retained by CIM CIM buys $100mm Non- Agency mortgage bond from dealer CIM deposits the bond into a trust The trust issues bonds backed by the cashflow of the underlying bond • CIM sells the Senior A note ◦ The A note receives P&I from the $100mm bond until the $60mm is paid off • CIM retains the Subordinate B note ◦ The B note receives interest, all losses from the $100mm bond and starts to receive principal only after the Senior A note is paid off in full Principa l & Interes t Losses &Interes t 1 2 3

CONSOLIDATED RMBS SECURITIZATIONS

- Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment
- Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future

($ in thousands)

		At Issuance / Acquisition			June 30, 2016		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2014	CSMC 2014-4R[1]	367,271	—	367,271	269,644	—	269,644
2010	CSMC 2010-1R	1,730,581	691,630	1,038,951	674,545	21,380	653,165
2010	CSMC 2010-11R	566,571	338,809	227,762	283,565	73,817	209,748
2009	CSMC 2009-12R	1,730,698	915,566	815,132	613,587	127,656	485,931
2009	JPMRR 2009-7	1,522,474	856,935	665,539	566,757	177,397	389,360
2009	JMAC 2009-R2	281,863	192,500	89,363	101,070	41,626	59,444
	TOTAL	**6,199,458**	**2,995,440**	**3,204,018**	**2,509,168**	**441,876**	**2,067,292**
		% of origination remaining			*40%*	*15%*	*65%*

Significant outstanding balances remain under a number of prepayment projections

Total Remaining Face - Projected Balances [2]

Change in CPR (%)	June 30, 2017	June 30, 2018	June 30, 2019
-50%	2,212,831	1,964,873	1,767,396
Unchanged	2,133,808	1,833,173	1,597,579
+50%	2,055,776	1,706,964	1,441,336

All data as of June 31, 2016

(1) Contains collateral from CSMC 2010-12R Trust.

(2) Projected Balances are estimated based on future cash flows and changes in prepayment speeds

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

Information is unaudited, estimated and subject to change. 10 SPRINGLEAF SEASONED LOAN PORTFOLIO Chimera acquired $4.8 Billion Seasoned Loan Portfolio previously securitized by Springleaf Financial Chimera consolidated the loans on its balance sheet and worked to re-securitize the portfolio in order to reduce financing costs and lower equity commitment Springleaf Acquisition ◦ $ 4.8 billion seasoned loans ◦ 7 original securitizations ◦ $775 million equity commitment from Chimera ◦ Performing loans with 10 years of payment history ◦ Loans originated for American General portfolio Springleaf Optimization ◦ Chimera calls 4 of the 7 Springleaf deals ◦ Chimera re-issues new debt ◦ Lowered financing costs by over 100 basis points ◦ Reduced equity commitment by $155 million Springleaf Pipeline ◦ Three original Springleaf deals remain to be called ◦ All new Chimera securitizations have 3-year call rights 2014 2015 2016

Information is unaudited, estimated and subject to change. 11 RISK RETENTION LOAN PORTFOLIO Risk Retention Rule creates an opportunity for Mortgage REITs who have permanent capital Risk Retention Rule ▪ All new mortgage securitizations must have an equity sponsor ▪ Deal Sponsor to have meaningful “skin in the game” investment amount ▪ Deal Sponsor must have the ability to hold the investment for a minimum of 5 years Chimera sponsors three securitizations ▪ $763 million new investments ▪ Performing seasoned loans with more than 10 years of payment history ▪ Attractive risk-adjusted portfolio returns ▪ Increased returns available with recourse leverage ▪ Partially funded by reduction in Agency MBS allocation 2016 Chimera securitizes $5.0 Billion under the new risk retention rule Chimera 2.0 Chimera has historically retained the equity interests in its securitizations

Information is unaudited, estimated and subject to change. 12 ▪ $5.0 Billion loan portfolio and securitization is consolidated on balance sheet ▪ Chimera retained $763 Million interests in securities issued, including eligible horizontal residual interests ▪ Chimera funded purchased interests through combination of available cash, sale of approximately $1.9 Billion Agency MBS, and recourse financing ▪ Approximately $13 Million deal expenses to be incurred Q2 2016 ◦ Chimera expects high single digit yields on portfolio without leverage ◦ Chimera expects to achieve mid-to-high teen yields with added recourse leverage ◦ Deals are callable in 4 years ◦ GAAP leverage increased from 4.0:1 to 4.7:1 ◦ Recourse leverage decreased from 2.6:1 to 2.0:1 RISK RETENTION PORTFOLIO CIM 2016-1 CIM 2016-2 CIM 2016-3 Loan Portfolio $1.5 Billion $1.8 Billion $1.7 Billion Weighted average coupon of mortgage 7.36% 7.40% 7.38% Average loan age 128 Months 126 Months 126 Months Average loan balance $108 Thousand $108 Thousand $107 Thousand Senior class sold with initial coupon 70%, 2.95% 70%, 2.94% 70%, 2.94% Retained Securities $226 Million $270 Million $267 Million All data as of June 30, 2016

Information is unaudited, estimated and subject to change. 13 SMALL BALANCE RESIDENTIAL LOAN PORTFOLIO Chimera has one of the largest seasoned, performing, small balance residential loan portfolios in the Mortgage REIT Industry $5.0 Billion 2016 Risk Retention Seasoned Loan Portfolio $4.8 Billion Springleaf Portfolio All data as of June 30, 2016 Total Current Unpaid Balance $8.8 Billion Total Number or Loans 95,602 Weighted Average Loan Size $92,065 Weighted Average Coupon 7.23% Average Loan Age 125 Months

Information is unaudited, estimated and subject to change. 14 SMALL BALANCE RESIDENTIAL LOAN PORTFOLIO Positive pay history Prepay experience Relatively low mortgage payment • While loans were subprime at origination, average loan age shows homeowners ability to pay • Homeowner pay history is a good predictor of future behavior • Borrowers with low loan balances and moderate FICO scores generally have lower prepayment speeds • Prepay experience has been moderate • Average monthly mortgage payment is approximately $800 • Mortgage is cheaper than rent in most areas Lower energy cost • Lower gasoline prices and heating bills benefit homeowner'spaying ability Stable housing market • Home prices are stable to increasing nationally • No supply issues • More stringent lending standards

Information is unaudited, estimated and subject to change. 15 SUMMARY Chimera has a unique portfolio of high yielding assets, created through securitization, which would be difficult to recreate in size and scale Upward trending macro economic conditions for energy prices and the housing market are positive for the credit of Chimera's mortgage portfolio New risk retention rules present an attractive opportunity for companies like Chimera to sponsor mortgage securitizations Chimera has assembled a portfolio of unique mortgage assets with a goal to provide high and durable income to shareholders Opportunity for Permanent Capital Positive Macro Economic Environment Franchise Mortgage Assets

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